DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


MUNICIPAL INVESTMENT          This Defined Fund is a portfolio of preselected
TRUST FUND                    bonds formed to provide interest income which in
MONTHLY PAYMENT SERIES--486   the opinion of counsel is, with certain
(A UNIT INVESTMENT            exceptions, exempt from regular Federal income
TRUST)                        taxes under existing law. There is no assurance
------------------------------that this objective will be met because it is
/ / DESIGNED FOR FEDERALLY    subject to the continuing ability of issuers of
      TAX-FREE INCOME         the bonds to meet their principal and interest
/ / DEFINED PORTFOLIO OF      requirements. The fixed portfolio consists
      MUNICIPAL BONDS         primarily of long-term bonds issued by states and
/ / MONTHLY INCOME            their local governments and authorities, and on
                              the initial date of deposit rated investment grade by at least one national rating agency (or having, in the opinion of Defined Asset Funds research analysts, comparable credit characteristics). The market value of the bonds, and therefore the value of the units, will fluctuate with changes in interest rates and other factors.
                              Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
                               PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
SPONSORS:                      UNLESS ACCOMPANIED BY MUNICIPAL INVESTMENT TRUST
Merrill Lynch,                 FUND PROSPECTUS PART B.
Pierce, Fenner & Smith         INVESTORS SHOULD READ BOTH PARTS OF THIS
Incorporated                   PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Smith Barney Inc.              REFERENCE.
Prudential Securities          INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Incorporated                   1-800-221-7771.
Dean Witter Reynolds Inc.      PROSPECTUS PART A DATED OCTOBER 13, 1995.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Monthly Payment Series
----------------------------------------------------------------

Our defined portfolio of municipal bonds offers you a simple and convenient way to earn tax-free monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide interest income exempt from regular federal income taxes through investment in a fixed portfolio consisting primarily of long-term municipal bonds issued by or on behalf of states and their local governments and authorities. The information in this prospectus is as of July 31, 1995, the evaluation date.

DIVERSIFICATION

The Portfolio contains 14 bonds. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.

----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of bonds selected by experienced buyers and research analysts. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of municipal revenue bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Hospitals/Health Care Facilities                   8%
/ / Housing                                            10%
/ / Industrial Development Revenue                     8%
/ / Refunded Bonds                                     58%
/ / Solid Waste Disposal                               5%
/ / State/Local Municipal Electric
  Utilities                                            11%


RATED A OR BETTER

Each bond included in the Portfolio was selected by investment professionals from among available bonds initially rated A or better by a nationally recognized rating organization, or had, on the initial date of deposit, in the opinion of Defined Asset Funds research analysts, comparable credit characteristics to A-rated bonds. The credit quality of the bonds may currently be lower (see Defining Your Risks).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to optional refunding or call provisions, we selected bonds with call protection. This call protection means that any bond in the Portfolio generally cannot be called for a number of years after the initial date of deposit (which was June 13, 1989) and thereafter at a declining premium over par.

TAX INFORMATION

Based on the opinion of bond counsel, income from the bonds held by this Fund is generally 100% exempt under existing laws from regular federal income tax. Any gain on a disposition of the underlying bonds or units will be subject to tax.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                      $920.79

The Public Offering Price as of July 31, 1995, the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Fund ($6,626,581), divided by the number of units outstanding (7,456), plus a sales charge of 3.48%. The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day thereafter.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 81% of the bonds were valued at a premium over par and 19% at a discount from par (see Risk Factors in Part B).

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Reinvesting helps to compound your income tax-free.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 66% of the face amount of bonds deposited.

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                                  EFFECTIVE
TAXABLE INCOME 1995*               % TAX                             TAX-FREE YIELD OF
  SINGLE RETURN    JOINT RETURN   BRACKET    4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                            IS EQUIVALENT TO A TAXABLE YIELD OF
------------------------------------------------------------------------------------------------------------------
0- 23,350        $      0- 39,000   15.00     4.71   5.29     5.88   6.47     7.06   7.65     8.24   8.82     9.41
------------------------------------------------------------------------------------------------------------------
$ 23,350- 56,550 $ 39,000- 94,250   28.00     5.56   6.25     6.94   7.64     8.33   9.03     9.72  10.42    11.11
------------------------------------------------------------------------------------------------------------------
$ 56,550-117,950 $ 94,250-143,600   31.00     5.80   6.52     7.25   7.97     8.70   9.42    10.14  10.87    11.59
------------------------------------------------------------------------------------------------------------------
$117,950-256,500 $143,600-256,500   36.00     6.25   7.03     7.81   8.59     9.38  10.16    10.94  11.72    12.50
------------------------------------------------------------------------------------------------------------------
OVER $256,500       OVER $256,500   39.60     6.62   7.45     8.28   9.11     9.93  10.76    11.59  12.42    13.25
------------------------------------------------------------------------------------------------------------------


To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates projected 1995 federal income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, holders are urged to consult their own tax advisers in this regard.

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                        As a %
                                                  of Secondary
                                                        Market
                                                  Public Offering
                                                         Price
                                                  ---------------
Maximum Sales Charges                                    5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per Unit
                                                  ---------------
Trustee's Fee                                        $    0.60
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $    0.39
Evaluator's Fee                                      $    0.44
Other Operating Expenses                             $    0.18
                                                  ---------------
TOTAL                                                $    1.61


SELLING YOUR INVESTMENT

You may sell your units at any time. Your price is based on the Fund's then current net asset value (based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. The bid side redemption and secondary market repurchase price as of the evaluation date was $888.76 ($32.03 less than the Public Offering Price). There is no fee for selling your units.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

MONTHLY FEDERALLY TAX-FREE INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.
WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):

Regular Monthly Income per unit:                         $    4.86


Annual Income per unit:                                  $   58.43


These figures are estimates determined as of the evaluation date and actual payments may vary.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

The Fund is concentrated in Refunded Bonds. (See Risk Factors in Part B.)

In addition, 11% of the bonds are currently unrated (see Bond Portfolio Selection in Part B).

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Defined Asset Funds - Municipal Investment Trust Fund,
   Monthly Payment Series - 486:

 We have audited the accompanying statement of condition of Defined Asset Funds - Municipal Investment Trust Fund, Monthly Payment
 Series - 486, including the portfolio, as of July 31, 1995 and the related statements of operations and of changes in net assets for the years ended July 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at July 31, 1995, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Municipal Investment Trust Fund, Monthly Payment Series - 486 at July 31, 1995 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


 DELOITTE & TOUCHE LLP

 New York, N.Y.
 September 18, 1995

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 STATEMENT OF CONDITION
 AS OF JULY 31, 1995

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $6,178,970) (Note 1)....................                 $6,626,581
   Accrued interest receivable.....................                     85,268
   Cash............................................                     73,807
                                                                 ______________

             Total trust property..................                 $6,785,656
                                                                 ==============

 NET ASSETS, REPRESENTED BY:
   7,456 units of fractional undivided
     interest outstanding (Note 3).................   $6,656,641
   Undistributed net investment income.............      129,015
                                                    ____________
                                                                    $6,785,656
                                                                 ==============

 UNIT VALUE ($6,785,656/7,456 units)...............                    $910.09
                                                                 ==============


                           See Notes to Financial Statements.

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 STATEMENTS OF OPERATIONS


                                                   ............Years Ended July 31,..........
                                                         1995          1994          1993
                                                         ----          ----          ----
 INVESTMENT INCOME:
   Interest income.................................     $478,734      $536,963      $572,776
   Trustee's fees and expenses.....................      (12,208)      (12,155)      (13,109)
   Sponsors' fees .................................       (2,047)       (1,941)       (2,194)
                                                    __________________________________________

   Net investment income...........................      464,479       522,867       557,473
                                                    __________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or
     redeemed......................................        8,090        53,829        48,175
   Unrealized appreciation (depreciation)
     of investments................................        4,016      (374,656)      154,229
                                                    __________________________________________

   Net realized and unrealized gain (loss) on
     investments...................................       12,106      (320,827)      202,404
                                                    __________________________________________

 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................     $476,585      $202,040      $759,877
                                                    ==========================================


                                     See Notes to Financial Statements.

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 STATEMENTS OF CHANGES IN NET ASSETS


                                                    ............Years Ended July 31,..........
                                                         1995          1994          1993
                                                         ----          ----          ----
 OPERATIONS:
   Net investment income...........................   $  464,479    $  522,867    $  557,473
   Realized gain on securities sold
      or redeemed..................................        8,090        53,829        48,175
   Unrealized appreciation (depreciation) of
      investments..................................        4,016      (374,656)      154,229
                                                    __________________________________________

   Net increase in net assets resulting
      from operations..............................      476,585       202,040       759,877
                                                    __________________________________________

 DISTRIBUTIONS TO HOLDERS (Note 2):
   Income..........................................     (469,351)     (524,591)     (560,276)
   Principal.......................................     (573,059)     (167,055)     (518,994)
                                                    __________________________________________

   Total distributions.............................   (1,042,410)     (691,646)   (1,079,270)
                                                    __________________________________________

 CAPITAL SHARE TRANSACTIONS - Redemptions of 325,
   461 and 258 units, respectively.................     (309,646)     (476,024)     (267,644)
                                                    __________________________________________

 NET DECREASE IN NET ASSETS........................     (875,471)     (965,630)     (587,037)

 NET ASSETS AT BEGINNING OF YEAR...................    7,661,127     8,626,757     9,213,794
                                                    __________________________________________

 NET ASSETS AT END OF YEAR.........................   $6,785,656    $7,661,127    $8,626,757
                                                    ==========================================

 PER UNIT:
   Income distributions during year................       $61.95        $65.46        $67.00
                                                    ==========================================
   Principal distributions during year.............       $76.78        $21.04        $61.74
                                                    ==========================================
   Net asset value at end of year..................      $910.09       $984.59     $1,046.68
                                                    ==========================================

 TRUST UNITS OUTSTANDING AT END OF YEAR............        7,456         7,781         8,242











                                                    ==========================================

                                     See Notes to Financial Statements.

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. See "Redemption - Computation of Redemption Price Per Unit" in this Prospectus, Part B.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Interest income is recorded as earned.

  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund - Accounts and Distributions" in this Prospectus, Part B.

  3. NET CAPITAL

     Cost of 7,456 units at Date of Deposit.............................................   $7,765,979
     Less sales charge..................................................................      349,463
                                                                                       _______________
     Net amount applicable to Holders...................................................    7,416,516
     Redemptions of units - net cost of 2,544 units redeemed less redemption
       amounts..........................................................................        5,153
     Realized gain on securities sold or redeemed.......................................      108,277
     Principal distributions............................................................   (1,320,916)
     Unrealized appreciation of investments.............................................      447,611
                                                                                       _______________

     Net capital applicable to Holders..................................................   $6,656,641
                                                                                       ===============











  4. INCOME TAXES

     As of July 31, 1995, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $447,611, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $6,178,970 at July 31, 1995.

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 PORTFOLIO
 AS OF JULY 31, 1995

                                                  Rating                                       Optional
    Portfolio No. and Title of                      of             Face                        Redemption
            Securities                           Issues(1)        Amount Coupon  Maturities(3) Provisions(3)   Cost       Value(2)
            __________                           _________        ______ _______ _____________ _____________   _______    ________


  1 Broward County, Florida, Resource Recovery     A          $  330,000  7.950%    2008       12/01/99     $  348,183     $ 367,135
    Revenue Bonds, Ser. 1984 A                                                                 @ 103.000


  2 Nassau County, Florida, Pollution Control      BBB           515,000  7.650     2006       06/01/99        527,139       546,770
    Refunding Revenue Bonds, Ser. 1989 (ITT                                                    @ 101.500
    Rayonier Project)


  3 Municipal Electric Authority of Georgia,       A+            495,000  7.400     2025(4)    01/01/99        502,425       550,806
    Power Revenue Bonds, Ser. R                                                                @ 102.000


  4 Illinois Educational Facilities Authority      A1(m)         600,000  7.300     2014(4)    07/01/96        601,924       627,870
    Revenue Bonds, Loyola University of Chicago,                                               @ 102.000
    Ser. 1984B


  5 Illinois Health Facilities Authority Revenue   A+            500,000  6.000     2011       04/01/99        449,580       482,245
    Bond Financings (Lutheran General Health                                                   @ 102.000











    Care Systems), Revenue Refunding Bonds,
    Ser. 1989 B


  6 Massachusetts Industrial Finance Agency        NR            705,000  8.000     2014(4)    10/15/99        741,652       807,860
    Revenue Bonds, Leonard Morse Issue, Ser.                                                   @ 102.000
    1989


  7 Minnesota Housing Finance Agency, Single       AA+           525,000  7.300     2017       07/01/99        525,000       557,408
    Family Mortgage Bonds, 1989 Ser. B                                                         @ 102.000


  8 North Carolina Eastern Municipal Power         A-            405,000  7.750     2012(4)    01/01/99        420,633       456,216
    Agency, Power System Revenue Bonds,                                                        @ 102.000
    Refunding Ser. 1989 A





 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 PORTFOLIO
 AS OF JULY 31, 1995

                                                  Rating                                       Optional
    Portfolio No. and Title of                      of             Face                        Redemption
            Securities                           Issues(1)        Amount Coupon  Maturities(3) Provisions(3)   Cost        Value(2)
            __________                           _________        ______ _______ _____________ _____________   _______    ________


  9 Lubbock, Texas, Health Facilities Development  AA-        $  320,000  7.250%    2014(4)    07/01/99     $  319,199     $ 355,658
    Corporation, Revenue Bonds, St. Joseph                                                     @ 102.000
    Health System, Ser. A


 10 City of San Antonio, Texas, Prior Lien Sewer   AAA           335,000  7.250     2012(4)    05/01/96        337,465       349,975
    System Revenue Improvement and Refunding                                                   @ 102.000
    Bonds, Ser. 1986


 11 Utah Housing Finance Agency, Single Family     AA            125,000  7.700     2016       07/01/99        125,937










129,295
    Mortgage Senior Bonds, 1989 Issue C                                                        @ 102.000


 12 Intermountain Power Agency, Special            AA-           250,000  5.000     2016       07/01/96        195,933       212,745
    Obligation Bonds, First Crossover Ser.                                                     @ 100.000



 13 Intermountain Power Agency, Utah, Power        AA            425,000  6.000     2023       07/01/99        383,562       410,474
    Supply Revenue Bonds, Ser. B                                                               @ 100.000


 14 Salt Lake City, Utah, Hospital Revenue         AAA           695,000  7.250     2020(4)    02/15/99        700,338       772,124
    Refunding Bonds, Ser. 1989B (IHC                                                           @ 102.000
    Hospitals, Incorporated)



                                                         _______________                                 _____________ _____________
 TOTAL                                                        $6,225,000                                    $6,178,970    $6,626,581
                                                         ===============                                 ============= =============

        See Notes to Portfolio.


 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MONTHLY PAYMENT SERIES - 486

 NOTES TO PORTFOLIO
 AS OF JULY 31, 1995

     (1) A description of the rating symbols and their meanings appears under "Description of Ratings" in this Prospectus, Part B. Ratings, which have been provided by the Evaluator, are by Standard & Poor's (when available) or by Moody's Investors Service (as indicated by "m") when Standard & Poor's ratings are not available. "NR", if applicable, indicates that this security is not currently rated by either rating service.

     (2) See Notes to Financial Statements.












     (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on Holders of redemptions and related distributions is described under "Taxes" in this Prospectus, Part B.

     (4) Bonds with an aggregate face amount of $3,555,000 have been pre-refunded and are expected to be called for redemption on the optional redemption provision dates shown.

                             DEFINED ASSET FUNDS--
                        MUNICIPAL INVESTMENT TRUST FUND
                             MONTHLY PAYMENT SERIES
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Municipal Fund Accumulation Program, Inc. and a current Prospectus.
My name (please
print) _________________________________________________________________________
My address (please print):
Street and Apt.
No. ____________________________________________________________________________
City, State, Zip
Code ___________________________________________________________________________
This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                       NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          INVESTMENT ACCUMULATION PROGRAM (MITF)               UNITED STATES
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

             SUPPLEMENT DATED AUGUST 14, 1995 TO PROSPECTUS--PART B
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND

The following table replaces the table on page 5:

                                                                            FINANCIAL INFORMATION
                                                                             AS OF MARCH 31, 1995
                                                                         (IN MILLIONS OF DOLLARS)
                                                             --------------------------------------
                                                                                POLICYHOLDERS'
                  NAME                    DATE ESTABLISHED   ADMITTED ASSETS           SURPLUS
----------------------------------------  -----------------  ---------------  ---------------------
AMBAC Indemnity Corporation                        1970        $     2,204         $       792
Asset Guaranty Insurance Co. (AA by
  S&P)..................................           1988                166                  77
Capital Guaranty Insurance Company......           1986                309                 171
Capital Markets Assurance Corp.                    1987                210                 138
Connie Lee Insurance Company                       1987                195                 108
Continental Casualty Company............           1948             19,816               3,502
Financial Guaranty Insurance Company....           1984              2,172                 963
Financial Security Assurance Inc.                  1984                806                 341
Firemen's Insurance Company of Newark,
  NJ....................................           1855              2,038                 390
Industrial Indemnity Co. (HIBI)                    1920              1,719                 309
MBIA Insurance Corporation..............           1986              3,504               1,132

The following is added on page 6 after the fourth sentence under the heading "Litigation and Legislation":

     From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

The following is added on page 10 after the section entitled "Distributions":

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing bonds in a Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Trust. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual Bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

     No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual Bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

The following is added on page a-1 before the definition of "NR":

     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
                                                                     15900--2/95

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND

   THIS PART B OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED OR
      PRECEDED BY PART A. FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY BE OBTAINED WITHIN FIVE DAYS OF WRITTEN
          OR TELEPHONIC REQUEST TO THE TRUSTEE, THE ADDRESS AND
     TELEPHONE NUMBER OF WHICH ARE SET FORTH IN PART A OF THIS PROSPECTUS.

                                     Index

                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          7
How to Sell Units.....................................          9
Income, Distributions and Reinvestment................          9
Fund Expenses.........................................         10
Taxes.................................................         11
Records and Reports...................................         12

                                                          PAGE
                                                        ---------
Trust Indenture.......................................         12
Miscellaneous.........................................         13
Exchange Option.......................................         14
Supplemental Information..............................         15
Appendix A--Description of Ratings....................        a-1
Appendix B--Sales Charge Schedules for Defined Asset
Funds Municipal Series................................        b-1
Appendix C--Sales Charge Schedules for Municipal
Investment Trust Fund.................................        c-1

FUND DESCRIPTION

BOND PORTFOLIO SELECTION
     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of the Defined Asset Funds team of dedicated research analysts are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus.
     The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.
     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).
     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.
     Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION
     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refunding) that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.
     The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond, has a fixed maturity or disposition date substantially similar to the failed Bond and is rated A or better by at least one nationally recognized rating organization or has comparable credit characteristics. A replacement bond must be deposited within 110 days after deposit of the failed contract, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS
     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.
     Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.
     Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, in any Defined Asset Funds Municipal Series, if the value of the Bonds reserved for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.
     The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

GENERAL OBLIGATION BONDS

     Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units.
     As a result of the recent recession's adverse impact upon both revenues and expenditures, as well as other factors, many state and local governments have confronted deficits which were the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and spending reductions in order to restore budgetary balance. The failure to implement these actions on a timely basis could force these issuers to issue additional debt to finance deficits or cash flow needs and could lead to a reduction of their bond ratings and the value of their outstanding bonds.

MORAL OBLIGATION BONDS
     The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.

REFUNDED BONDS
     Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

MUNICIPAL REVENUE BONDS
     Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon the creditworthiness of the public issuer or the financed project or state appropriations. Examples of municipal revenue bonds are:
        Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry;
        Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;
        Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bonds is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;
        Hospital and health care facility bonds whose payments are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance;
        Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors.
        Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;
        Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;
        Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;
        University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and
        Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action.

     Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs could adversely affect the Puerto Rican economy.
     Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.

BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE
     Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.
     Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In the event that the rating of an Insured Fund is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or cover redemptions resulting from events of taxability.
      The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                                 FINANCIAL INFORMATION
                                                                               AS OF SEPTEMBER 30, 1994
                                                                               (IN MILLIONS OF DOLLARS)
                                                                         --------------------------------------
                                                                                                POLICYHOLDERS'
                        NAME                          DATE ESTABLISHED   ADMITTED ASSETS           SURPLUS
----------------------------------------------------  -----------------  ---------------  ---------------------
AMBAC Indemnity Corporation.........................           1970        $     2,150         $       779
Asset Guaranty Insurance Co. (AA by S&P)                       1988                152                  73
Capital Guaranty Insurance Company..................           1986                293                 166
Capital Markets Assurance Corp......................           1987                198                 139
Connie Lee Insurance Company........................           1987                193                 106
Continental Casualty Company........................           1948             19,220               3,309
Financial Guaranty Insurance Company................           1984              2,092                 872
Financial Security Assurance Inc....................           1984                776                 369
Firemen's Insurance Company of Newark, NJ...........           1855              2,236                 383
Industrial Indemnity Co. (HIBI).....................           1920              1,853                 299
Municipal Bond Investors Assurance Corporation......           1986              3,314               1,083

     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.
                                       5

STATE RISK FACTORS
     Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A (or for certain State
Trusts, Part C), of the Prospectus; further information is contained in the Information Supplement.

LITIGATION AND LEGISLATION
     The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest.
While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.
Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.
     From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April
20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See
Taxes.

PAYMENT OF THE BONDS AND LIFE OF THE FUND
     The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION
     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the
Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.
     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the
                                       6

Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition.
A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY
     Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended.
The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.
     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS
     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units.
The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE--DEFINED ASSET FUNDS MUNICIPAL SERIES
     To allow Units to be priced at $1,000, the Units outstanding as of the Evaluation Time on the Initial Date of Deposit (all of which are held by the Sponsors) will be split (or split in reverse).
     During the initial offering period for at least the first three months of the Fund, the Public Offering Price (and the Initial Repurchase Price) is based on the higher, offer side evaluation of the Bonds at the next Evaluation Time after the order is received. In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the
Redemption Price) is based on the lower, bid side evaluation of the Bonds.
     Investors will be subject to differing types and amounts of sales charge depending upon the timing of their purchases and redemptions of Units. A periodic deferred sales charge will be payable quarterly through about the fifth anniversary of the Fund from a portion of the interest on and principal of Bonds reserved for that purpose. Commencing on the first anniversary of the Fund, the Public Offering Price will also include an up-front sales charge applied to the value of the Bonds in the Portfolio. Lastly, investors redeeming their Units prior to the fourth anniversary of the Fund will be charged a contingent deferred sales charge payable out of the redemption proceeds of their Units.
These charges may be less than you would pay to buy and hold a comparable managed fund. A complete schedule of sales charges appears in Appendix B. The
Sponsors have received an opinion of their counsel that the deferred sales charge described in this Prospectus is consistent with an exemptive order received from the SEC.
     Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public
Offering Price consists of an advance to the Trustee of an amount necessary to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of the Trustee advance. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute the portion of the Trustee advance that is attributable to the Bond to investors.
     The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

PUBLIC OFFERING PRICE--MUNICIPAL INVESTMENT TRUST FUND
     In the initial offering period, the Public Offering Price is based on the next offer side evaluation of the Bonds, and includes a sales charge based on the number of Units of a single Fund or Trust purchased on the same or any
                                       7

preceding day by a single purchaser. See Initial Offering sales charge schedule in Appendix C. The purchaser or his dealer must notify the Sponsors at the time of purchase of any previous purchase to be aggregated and supply sufficient information to permit confirmation of eligibility; acceptance of the purchase order is subject to confirmation. Purchases of Fund Units may not be aggregated with purchases of any other unit trust. This procedure may be amended or terminated at any time without notice.
     In the secondary market (after the initial offering period), the Public
Offering Price is based on the bid side evaluation of the Bonds, and includes a sales charge based (a) on the number of Units of the Fund and any other Series of Municipal Investment Trust Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in
Appendix C) and (b) the maturities of the underlying Bonds (see Effective Sales
Charge Schedule in Appendix C). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser.
     In the secondary market, the Public Offering Price is further reduced depending on the maturities of the various Bonds in the Portfolio, by determining a sales charge percentage for each Bond, as stated in Effective
Sales Charge in Appendix C. The sales charges so determined, multiplied by the bid side evaluation of the Bonds, are aggregated and the total divided by the number of Units outstanding to determine the Effective Sales Charge. On any purchase, the Effective Sales Charge is multiplied by the applicable secondary market sales charge percentage (depending on the number of Units purchased) in order to determine the sales charge component of the Public Offering Price.
                                     * * *
     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.
     Net accrued interest is added to the Public Offering Price, the Sponsors'
Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

EVALUATIONS
     Evaluations are determined by the independent Evaluator on each Business
Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES
     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of
Units). Certain Sponsors collect additional charges for registering and shipping
Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.
                                       8

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS
     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. Primarily because of the sales charge and fluctuations in the market value of the Bonds, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.
     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons; in that event, the Sponsors may still purchase Units at the redemption price as a service to investors. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS
     You may redeem your Units by sending the Trustee a redemption request together with any certificates you hold. Certificates must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. While Defined Asset Funds Municipal Series have a declining deferred sales charge payable on redemption (see Appendix B), Municipal Investment Trust Fund has no back-end load or 12b-1 fees, so there is never a fee for cashing in your investment (see Appendix C). If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell
Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.
     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The
Redemption Price per Unit is computed each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets;
deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.
     For Defined Asset Funds Municipal Series, Bonds are evaluated on the offer side during the initial offering period and for at least the first three months of the Fund (even in the secondary market) and on the bid side thereafter. For
Municipal Investment Trust Fund, Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.
     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.
     Redemptions may be suspended or payment postponed if the New York Stock
Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable, or for any other period permitted by the SEC.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME
     Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the
                                       9

Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.
     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS
     Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, for Defined Asset Funds Municipal Series, distributions of amounts necessary to pay the deferred portion of the sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.
     The initial estimated annual income per Unit, after deducting estimated annual Fund expenses (and, for Defined Asset Funds Municipal Series, the portion of the deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change.
Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

REINVESTMENT
     Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation
Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics.
Reinvesting compounds earnings free from federal tax. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES
     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The
Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts.
Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all
Defined Asset Funds Municipal Series will not exceed their costs for these services to all of those Series during any calendar year; and the total supervision fees from all Series of Municipal Investment Trust Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at
$0.10 per Unit. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.
                                       10

     All expenses in establishing the Fund will be paid from the Underwriting
Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES
     The following discussion addresses only the U.S. federal and certain New
York State and City income tax consequences under current law of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies or other investors with special circumstances.
     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:
        The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of
     Sections 671-679 of the Internal Revenue Code of 1986, as amended (the
     'Internal Revenue Code'). Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund. The investor's basis in his Units will be equal to the cost of his Units, including any up-front sales charge.
        When an investor pays for accrued interest, the investor's confirmation of purchase will report to him the amount of accrued interest for which he paid. These investors will receive the accrued interest amount as part of their first monthly distribution. Accordingly, these investors should reduce their tax basis by the accrued interest amount after the first monthly distribution.
        An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund. An investor will also be considered to have disposed of all or a portion of his pro rata portion of each Bond when he sells or redeems all or some of his Units. An investor who is treated as having acquired his pro rata portion of a Bond at a premium will be required to amortize the premium over the term of the
     Bond. The amortization is only a reduction of basis for the investor's pro rata portion of the Bond and does not result in any deduction against the investor's income. Therefore, under some circumstances, an investor may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.
        Under Section 265 of the Internal Revenue Code, a non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund, because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by an investor to purchase or carry Units of the Fund, interest on this indebtedness will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of
     Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units.
        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes, but will not necessarily be tax-exempt.
        The foregoing discussion relates only to U.S. federal and certain aspects of New York State and City income taxes. Depending on their state of residence, investors may be subject to state and local taxation and should consult their own tax advisers in this regard.
                                    *  *  *
     In the opinion of bond counsel rendered on the date of issuance of each
Bond, the interest on each Bond is excludable from gross income under existing law for regular federal income tax purposes (except in certain circumstances depending on the investor) but may be subject to state and local taxes, and interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their date of issuance, as a result of changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements. If the interest on a Bond should be determined to be taxable, the
                                       11

Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.
     Neither the Sponsors nor Davis Polk & Wardwell have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions and there can be no assurance that the issuer (and other users) will comply with any ongoing requirements necessary for a Bond to maintain its tax-exempt character.

RECORDS AND REPORTS
     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.
     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The
Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal
Revenue Service the amount of tax-exempt interest received during the year.
Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE
     The Fund is a 'unit investment trust' created under New York law by a Trust
Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus
summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.
     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The
Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.
     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the
Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the
Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly;
however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.
     Any Sponsor may resign so long as one Sponsor with a net worth of
$2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner &
Smith Incorporated has been appointed as Agent for the Sponsors by the other
Sponsors.
     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence
                                       12

in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The
Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION
     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the
Sponsors.

AUDITORS
     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE
     The Trustee and its address are stated in Part A of the Prospectus. The
Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS
     The Sponsors are listed in Part A of the Prospectus. They may include
Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of
Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean
Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover
& Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber
Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies.
The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION
     In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National
Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.
     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.;
however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New
York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS
     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the
Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units
(which include the sales charge) or the prices at which they redeem the Units.
Cash, if any,
                                       13

made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE
     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.
      Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.
      Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar
Publications, Inc., Money Magazine, The New York Times, U.S. News and World
Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS
     Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset
Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer.
One's investment objectives may call for a combination of Defined Asset Funds.
     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION--MUNICIPAL INVESTMENT TRUST FUND ONLY.
     You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any
Select Ten Portfolio, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge, or to any remaining
Deferred Sales Charge, as applicable.
     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged.
However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the
                                       14

units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).
     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION
     Upon written or telephonic request to the Trustee shown in Part A of this
Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC and is hereby incorporated by reference. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's
Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.
                                       15

                                   APPENDIX A
DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)
STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.
     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.
     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.
     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
MOODY'S INVESTORS SERVICE, INC.
     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      a-1

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.
     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.
     NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.
FITCH INVESTORS SERVICE, INC.
     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA--These bonds are considered to be investment grade and of high quality.
The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.
     A--These bonds are considered to be investment grade and of good quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.
     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.
DUFF & PHELPS CREDIT RATING CO.
     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.
     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.
                                      a-2

                                   APPENDIX B
        SALES CHARGE SCHEDULES FOR DEFINED ASSET FUNDS, MUNICIPAL SERIES

     DEFERRED AND UP-FRONT SALES CHARGES. Units purchased during the first year of the Fund will be subject to periodic deferred and contingent deferred sales charges. Units purchased in the second through fifth year will be subject to an up-front sales charge as well as periodic deferred and contingent deferred sales charges. Units purchased thereafter will be subject only to an up-front sales charge. During the first five years of the Fund, a fixed periodic deferred sales charge of $2.75 per Unit is payable on 20 quarterly payment dates occurring on the 10th day of February, May, August and November, commencing no earlier than 45 days after the initial date of deposit. Investors purchasing Units on the initial date of deposit and holding for at least five years, for example, would incur total periodic deferred sales charges of $55.00 per Unit. Because of the time value of money, however, as of the initial date of deposit this periodic deferred sales charge obligation would, at current interest rates, equate to an up-front sales charge of approximately 4.75%.
     On the Fund's initial offering date, the Public Offering Price per Unit will be $1,000. Subsequently, the Public Offering Price per Unit will fluctuate.
As the periodic deferred sales charge is a fixed dollar amount irrespective of the Public Offering Price, it will represent a varying percentage of the Public
Offering Price. An up-front sales charge will be imposed on all unit purchases after the first year of the Fund. The following table illustrates the combined maximum up-front and periodic deferred sales charges that would be incurred by an investor who purchases Units at the beginning of each of the first five years of the Fund (based on a constant Unit price) and holds them through the fifth year of the Fund:

                                                                                                           TOTAL
                                                     UP-FRONT SALES CHARGE            MAXIMUM      UP-FRONT AND PERIODIC
                     -----------------------------------------------------------        AMOUNT      DEFERRED SALES
  YEAR OF UNIT       AS PERCENT OF PUBLIC   AS PERCENT OF NET      AMOUNT PER     DEFERRED PER             CHARGES
      PURCHASE        OFFERING PRICE        AMOUNT INVESTED      $1,000 INVESTED  $1,000 INVESTED  PER $1,000 INVESTED
-------------------  ---------------------  -------------------  ---------------  ---------------  ---------------------
             1                  None                  None               None        $   55.00           $   55.00
             2                  1.10%                 1.11%         $   11.00            44.00               55.00
             3                  2.20                  2.25              22.00            33.00               55.00
             4                  3.30                  3.41              33.00            22.00               55.00
             5                  4.40                  4.60              44.00            11.00               55.00

     CONTINGENT DEFERRED SALES CHARGE. Units redeemed or repurchased within 4 years after the Fund's initial date of deposit will not only incur the periodic deferred sales charge until the quarter of redemption or repurchase but will also be subject to a contingent deferred sales charge:

  YEAR SINCE FUND'S
   INITIAL DATE OF     CONTINGENT DEFERRED
       DEPOSIT         SALES CHARGE PER UNIT
---------------------  ---------------------
1                            $   25.00
2                                15.00
3                                10.00
4                                 5.00
5 and thereafter                  None

     The contingent deferred sales charge is waived on any redemption or repurchase of Units after the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code) of an investor, provided the redemption or repurchase is requested within one year of the death or initial determination of disability. The Sponsors may require receipt of satisfactory proof of disability before releasing the portion of the proceeds representing the amount of the contingent deferred sales charge waived.
     To assist investors in understanding the total costs of purchasing units during the first four years of the Fund and disposing of those units by the fifth year, the following tables set forth the maximum combined up-front, periodic and contingent deferred sales charges that would be incurred (assuming a constant Unit price) by an investor:

                    UNITS PURCHASED ON INITIAL OFFERING DATE

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             1                  None            $   11.00           $   25.00            $   36.00
             2                  None                22.00               15.00                37.00
             3                  None                33.00               10.00                43.00
             4                  None                44.00                5.00                49.00
             5                  None                55.00                0.00                55.00

                                      b-1

                  UNITS PURCHASED ON FIRST ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             2             $   11.00            $   11.00           $   15.00            $   37.00
             3                 11.00                22.00               10.00                43.00
             4                 11.00                33.00                5.00                49.00
             5                 11.00                44.00                0.00                55.00
                 UNITS PURCHASED ON SECOND ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             3             $   22.00            $   11.00           $   10.00            $   43.00
             4                 22.00                22.00                5.00                49.00
             5                 22.00                33.00                0.00                55.00
                  UNITS PURCHASED ON THIRD ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             4             $   33.00            $   11.00           $    5.00            $   49.00
             5                 33.00                22.00                0.00                55.00

                 UNITS PURCHASED ON FOURTH ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             5             $   44.00            $   11.00           $    0.00            $   55.00

                                   APPENDIX C
           SALES CHARGE SCHEDULES FOR MUNICIPAL INVESTMENT TRUST FUND
                                INITIAL OFFERING

                                                      SALES CHARGE
                                       (GROSS UNDERWRITING PROFIT)
                                     ----------------------------------
                                      AS PERCENT OF       AS PERCENT OF  DEALER CONCESSION AS   PRIMARY MARKET
                                     OFFER SIDE PUBLIC     NET AMOUNT    PERCENT OF PUBLIC       CONCESSION TO
NUMBER OF UNITS                      OFFERING PRICE          INVESTED     OFFERING PRICE        INTRODUCING DEALERS
-----------------------------------  -------------------  -------------  ---------------------  -------------------

           MONTHLY PAYMENT SERIES, MULTISTATE SERIES, INSURED SERIES
Less than 250......................            4.50%            4.712%             2.925%            $   32.40
250 - 499..........................            3.50             3.627              2.275                 25.20
500 - 749..........................            3.00             3.093              1.950                 21.60
750 - 999..........................            2.50             2.564              1.625                 18.00
1,000 or more......................            2.00             2.041              1.300                 14.40
                   INTERMEDIATE SERIES (TEN YEAR MATURITIES)
Less than 250......................            4.00%            4.167%             2.600%            $   28.80
250 - 499..........................            3.00             3.093              1.950                 21.60
500 - 749..........................            2.50             2.564              1.625                 18.00
750 - 999..........................            2.00             2.041              1.300                 14.40
1,000 or more......................            1.50             1.523              0.975                 10.00
              INTERMEDIATE SERIES (SHORT INTERMEDIATE MATURITIES)
Less than 250......................            2.75%            2.828%             1.788%            $   19.80
250 - 499..........................            2.25             2.302              1.463                 16.20
500 - 749..........................            1.75             1.781              1.138                 12.60
750 - 999..........................            1.25             1.266              0.813                  9.00
1,000 or more......................            1.00             1.010              0.650                  7.20

                                SECONDARY MARKET

                   ACTUAL SALES CHARGE AS     DEALER CONCESSION AS
                   PERCENT OF EFFECTIVE       PERCENT OF EFFECTIVE
 NUMBER OF UNITS        SALES CHARGE               SALES CHARGE
-----------------  -------------------------  -------------------------
1-249                            100%                        65%
250-499                           80                         52
500-749                           60                         39
750-999                           45                      29.25
1,000 or more                     35                      22.75

                             EFFECTIVE SALES CHARGE

                               AS PERCENT       AS PERCENT
          TIME TO             OF BID SIDE        OF PUBLIC
          MATURITY             EVALUATION    OFFERING PRICE
----------------------------  -------------  -----------------
Less than six months                    0%               0%
Six months to 1 year                0.756             0.75
Over 1 year to 2 years              1.523             1.50
Over 2 years to 4 years             2.564             2.50
Over 4 years to 8 years             3.627             3.50
Over 8 years to 15 years            4.712             4.50
Over 15 years                       5.820             5.50

     For this purpose, a Bond will be considered to mature on its stated maturity date unless it has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier date, or is subject to a mandatory tender, in which case the earlier date will be considered the maturity date.
                                      c-1

PROSPECTUS FORMAT

     This prospectus consists of a Part A, this Part B and for certain State Trusts, an additional Part C. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

     No person is authorized to give any information or to make any representations with respect to this investment company not contained in the Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                                                 15900--2/95

                             DEFINED
                             ASSET FUNDSSM


SPONSORS:                               MUNICIPAL INVESTMENT
Merrill Lynch,                          TRUST FUND
Pierce, Fenner & Smith Incorporated     Monthly Payment Series--486
Defined Asset Funds                     (A Unit Investment Trust)
P.O. Box 9051                           PROSPECTUS PART A
Princeton, N.J. 08543-9051              This Prospectus consists of a Part A and
(609) 282-8500                          a Part B. The Prospectus does not
Smith Barney Inc.                       contain all of the information with
Unit Trust Department                   respect to the investment company set
388 Greenwich Street--23rd Floor        forth in its registration statement and
New York, NY 10013                      exhibits relating thereto which have
1-800-223-2532                          been filed with the Securities and
Prudential Securities Incorporated      Exchange Commission, Washington, D.C.
One Seaport Plaza                       under the Securities Act of 1933 and the
199 Water Street                        Investment Company Act of 1940, and to
New York, N.Y. 10292                    which reference is hereby made.
(212) 776-1000                          No person is authorized to give any
Dean Witter Reynolds Inc.               information or to make any
Two World Trade Center--59th Floor      representations with respect to this
New York, N.Y. 10048                    investment company not contained in its
(212) 392-2222                          registration statement and exhibits
EVALUATOR:                              related thereto; and any information or
Kenny S&P Evaluation Services,          representation not contained therein
a division of J. J. Kenny Co., Inc.     must not be relied upon as having been
65 Broadway                             authorized. This Prospectus does not
New York, N.Y. 10006                    constitute an offer to sell, or a
TRUSTEE:                                solicitation of an offer to buy,
The Bank of New York                    securities in any state to any person to
(a New York Banking Corporation)        whom it is not lawful to make such offer
Unit Investment Trust Department        in such state.
P.O. Box 974
Wall Street Station
New York, N.Y. 10268-0974
1-800-221-7771


                                                     12503--10/95